Exhibit 99.1

Cano Health Announces Results of Annual Stockholders’ Meeting

Dr. Alan Muney and Kim Rivera re-elected to Board of Directors

MIAMI, June 15, 2023 – Cano Health, Inc. (“Cano Health” or the “Company”), a leading value-based primary care provider and population health company, today announced the results of its Annual Stockholders’ Meeting (the “Annual Meeting”). Based on the vote tabulation by the Company’s proxy solicitor, Cano Health’s two director nominees, Dr. Alan Muney and Kim Rivera, have been re-elected to the Company’s Board of Directors.

“We take seriously the input we have received from our stockholders and they can expect us to take further action to ensure we unlock the substantial value that is embedded in Cano Health’s unique platform,” said Solomon Trujillo, Chairman of the Board. “With the election now concluded, our Board is focusing all our energy and attention on executing our plan to drive sustainable long-term growth and profitability by sharpening our focus on Medicare Advantage, unlocking embedded medical center profitability, streamlining operations, strengthening cash flows, and optimizing our management team and governance. We are poised to capitalize on the significant opportunities in front of us and will not be distracted by the former directors’ continued misrepresentations of events and self-serving agenda.”

Mr. Trujillo added, “While we acknowledge there was a significant withhold vote, we believe that the two world-class directors who have been re-elected to our Board will continue to benefit the Company and our stockholders through their significant executive leadership experience and healthcare expertise, as the Board collectively works to realize Cano Health’s enormous potential.”

The preliminary vote count following the Annual Meeting also indicated that stockholders voted to ratify the Audit Committee’s appointment of E&Y as the Company’s independent registered public accounting firm; did not approve the advisory vote on its 2022 executive compensation; and did not approve the Company’s reverse stock split amendment.

Cano Health will file the voting results of the Annual Meeting with the SEC on a Form 8-K as soon as they are available.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 390,000 members. With its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves. Founded in 2009, Cano Health has more than 4,000 employees, and operates primary care medical centers and supports affiliated providers in nine states and Puerto Rico. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our plans and expectations to unlock the substantial value that we believe is embedded in Cano Health’s unique platform; (ii) our plans and expectations to focus all our energy and attention on improving Cano Health’s profitability and delivering the long-term value our stockholders rightly expect; and (iii) our plans and expectations to realize Cano Health’s enormous potential. These forward-looking statements are based on information available to us at the time of this release and our current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. It is uncertain whether any of the events anticipated by our forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in our forward-looking statements include, among others, changes in market or industry conditions, changes in the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians.

Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or expect to file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from our efforts to: (i) unlock Cano Health’s substantial value, such as due to higher interest rates, a broad recessionary economic environment, higher than expected costs and/or greater than anticipated competitive factors; (ii) improve Cano Health’s profitability and/or deliver long-term value, such as due to lower than expected revenues, lower than expected patient utilization rates and/or higher than expected operating costs; and/or (iii) realize Cano Health’s enormous potential, such as due to less than anticipated sources of liquidity and/or tightness in the credit markets and/or M&A markets. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our risk factor disclosure included in our filings with the SEC, including, without limitation, our 2022 Form 10-K. Investors should evaluate all forward-looking statements made in this release in the context of these risks and uncertainties. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this release. Additionally, the business and financial materials and any other statement or disclosure on or made available through our websites or other websites referenced herein shall not be incorporated by reference into this release.

Media Contact

Kekst CNC

Anntal Silver / Nick Capuano

anntal.silver@kekstcnc.com / nicholas.capuano@kekstcnc.com

Investor Contact

Cano Health IR

investors@canohealth.com

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